As filed with the Securities and Exchange Commission on February 19, 2003

                           Schedule 14A Information
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the registrant  |X|
Filed by a party other than the registrant  |_|
Check the appropriate box:
|_|     Preliminary Proxy Statement                       |_|      Confidential, for Use of the Commission
|_|     Definitive Proxy Statement                        Only (as permitted by Rule 14a-6(e)(2))
|X|     Definitive Additional Materials
|_|     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     SENTINEL PENNSYLVANIA TAX-FREE TRUST
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               (Name of Registrant as Specified in Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|X|     No fee required.
|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

(1)     Title of each class of securities to which transaction applies:

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(2)     Aggregate number of securities to which transaction applies:

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(3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
        0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined.)
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(4)     Proposed maximum aggregate value of transaction:

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|_|     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:

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(2)     Form, Schedule or Registration Statement No.:

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(3)     Filing Party:

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(4)     Date Filed:

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





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[LOGO OMITTED] Sentinel Funds




February 19, 2003



Dear Fellow Shareholder:


You are cordially invited to attend the Annual Meetings of Shareholders of Sentinel Group Funds, Inc. and Sentinel Pennsylvania Tax-Free Trust on Thursday, March 27, 2003, at 10:00 a.m. and 10:30 a.m., respectively, at the home office of National Life Insurance Company, National Life Drive, Montpelier, Vermont 05604. The purpose of the meetings will be the election of Directors of Sentinel Group Funds, Inc. and the election of Trustees of Sentinel Pennsylvania Tax-Free Trust.

While we would like very much to have you attend the applicable meeting and vote in person, we realize that this may not be possible. If you cannot attend the meeting, it is extremely important that you complete, sign, and return the enclosed proxy ballot so that your vote, based on the shares you own, will be represented. By promptly returning the proxy, you will help your Fund avoid the necessity and considerable expense of sending follow-up mailings to obtain the quorum of shareholder votes required by law. In the event you later decide to attend the meeting, you may revoke your proxy at that time and vote your shares in person.

If you desire additional information concerning the matters proposed for action at the meeting, we would be glad to hear from you. Your proxy ballot on which to indicate your vote is enclosed, along with a postage-free envelope. I urge you to return it promptly.

Sincerely,


Joseph M. Rob
Chairman